ACQUISITIONS	9 Months Ended
Sep. 30, 2025
Business Combinations [Abstract]
ACQUISITIONS	ACQUISITIONS
On September 1, 2025, the Company, through its wholly owned subsidiary in Korea, acquired substantially all of the assets and certain liabilities of Nelson Sports Inc., a Korean distributor of outdoor apparel and gear brands, including Arc'teryx products. This acquisition advances the Company's vertical integration within the Korean market.
Details of the purchase consideration and the assets and liabilities recognized resulting from this acquisition are shown below.

Purchase consideration:

In millions
Cash consideration (1)	$45.4
Contingent consideration	20.0
Total purchase consideration	$65.4
(1) As of September 30, 2025, cash consideration of $4.5 million was not yet paid and included in accounts payable.
Assets and liabilities recognized on the acquisition date:

In millions
Intangible assets	$24.5
Deferred tax assets	5.0
Inventories	17.4
Other assets	4.1
Deferred tax liabilities	(6.2)
Other liabilities	(4.0)
Net identifiable assets acquired	40.8
Add: Goodwill	24.6
Net assets acquired	$65.4
The goodwill is attributable to the assembled workforce and anticipated synergies from vertical integration. Goodwill will not be deductible for tax purposes. Intangible assets are primarily attributable to customer relationships.
Contingent consideration
In the event that certain system availability, employee retention metrics, and pre-determined revenue targets are met, contingent earnout consideration of $20.0 million will become due and payable six to twelve months following the closing of the acquisition. It was considered probable that the metrics will be met and therefore the full amount of contingent consideration was recognized in other current liabilities.
Acquisition-related costs

Acquisition-related costs incurred were immaterial and included in selling, general and administrative expenses in the unaudited condensed consolidated interim statement of income and other comprehensive income.